Forward Purchase Agreement	12 Months Ended
Dec. 31, 2025
Forward Purchase Agreement
Forward Purchase Agreement

Note 15 - Forward Purchase Agreement

On June 16, 2022, the Company entered into a Forward Purchase Agreement (“FPA”) with Midtown East Management NL, LLC (“Midtown East”), which subsequently assigned obligations to purchase Common Stock each to Verdun Investments LLC (“Verdun”) and Vellar Opportunity Fund SPV LLC - Series 1 (“Vellar”) through assignment and novation agreements (collectively the “FPA Holders”). Under the FPA, the FPA Holders agreed not to exercise their stock redemption rights in exchange for $7.3 million payable in stock or cash at the option of the Company on or before September 28, 2025 (the “FPA Liability”).

Forward Purchase Receivable

The FPA provided the Company with the right to receive the Reset Price, which is $25.00 per share as of June 30, 2025, if the FPA Holders elect to sell their shares prior to the agreement’s maturity on September 28, 2025. Upon sale, the FPA Holders are required to remit the Reset Price per share sold to the Company, and they retain any proceeds in excess of the Reset Price. If the shares are not sold before maturity, the Company will receive the shares back. The Company does not have control over the timing of any share sales and does not share in any price appreciation.

The Reset Price was subject to monthly downward adjustment to the lowest of (a) the prior Reset Price, (b) $200.00, and (c) the volume-weighted average price (“VWAP”) of the Company’s shares over the ten most recent trading days of the prior month, but not below $100.00. Additionally, if the Company issues shares or convertible securities at a price lower than the then-current Reset Price, the Reset Price was adjusted to match that lower offering price.

If the FPA Holders sell shares prior to maturity, the Company was entitled to receive $25.00 per share sold. As of March 31, 2025, the Company’s stock closed at $4.2945 per share, and management considered that it was highly improbable that the FPA Holders will sell any shares before the September 28, 2025 settlement date, as doing so would not be economically beneficial. During the first quarter of 2025, the Company reclassified the forward purchase receivable to additional paid-in capital, as the arrangement met the criteria for equity classification under ASC 815-40 and ASC 480.

The reconciliation statement of the Common Stock held by the FPA holders is as follows:

	Vellar		Midtown East		Verdun		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance, December 31, 2023 and December 31, 2024	48,560	$1,214,005	75,896	$1,897,405	58,912	$1,472,811	183,368	$4,584,221
Less: reclassification to additional paid-in capital	-	(1,214,005)	-	(1,897,405)	-	(1,472,811)	-	(4,584,221)
Less: issuance of Series B Convertible Preferred Stock and Series B Warrants as per the Exchange and Cancellation Agreements	(48,560)	-	(75,896)	-	(58,912)	-	(183,368)	-
Balance, December 31, 2025	-	$-	-	$-	-	$-	-	$-

Forward Purchase Derivative Liability

On September 28, 2025, the Company was required to either (a) make a cash payment or (b) issue Common Stock sufficient to satisfy the FPA derivative liability of $7.3 million. However, in September 2025, each of the FPA holders agreed to Exchange and Cancellation Agreements under which they irrevocably cancelled and terminated all of their rights under the FPA, extinguishing the Company’s FPA derivative liability. In return, the holders received Series B Convertible Preferred Stock and Series B Warrants to purchase Common Stock. On September 30, 2025, the Company issued the following securities in full satisfaction of its FPA derivative liability:

Seller	Series B Convertible Preferred Stock (shares)	Series B Warrants
Verdun	1,607	103,485
Midtown	2,070	133,301
Vellar	1,325	85,325
Total	5,002	322,111

At December 31, 2025, the Series B Warrants to purchase Common Stock had an exercise price of $7.7644 per share and include customary anti-dilution and adjustment provisions. The Company accounted for the issuance of the Series B Convertible Preferred Stock and Series B Warrants as equity instruments under U.S. GAAP.

The exchange of the FPA obligation for Series B Convertible Preferred Stock and Series B Warrants was accounted for as an extinguishment of a liability. The equity instruments issued were measured at their fair value of $800 per unit, consistent with the cash price paid by unaffiliated third-party investors for identical securities on the same date.

The FPA Liability had been carried on the Company’s balance sheet at $7.3 million since December 31, 2022 and, if settled in the ordinary course, would have required the Company to satisfy the amount due either in cash or through the issuance of Class A Common Stock. On September 30, 2025, all three FPA holders agreed to cancel and terminate all of their rights under the FPA in exchange for 5,002 shares of Series B Convertible Preferred Stock and warrants to purchase 322,111 shares of Common Stock, valued at $800 per unit, consistent with the price paid by unaffiliated third-party investors for identical instruments on the same date. The aggregate fair value of the equity instruments issued was $4.0 million, which was less than the $7.3 million carrying amount of the FPA derivative liability. Accordingly, the Company recognized a gain on extinguishment of $3.3 million, which is included in Other Income (Expense) in the consolidated statements of operations for the year ended December 31, 2025. This transaction simultaneously preserved the Company’s cash and protected existing stockholders from dilution.

Under the terms of the Series B Convertible Preferred Stock Purchase Agreement, each holder’s conversion rights are subject to a 4.99% beneficial ownership limitation, such that no holder may convert its Series B shares or exercise related warrants to the extent that doing so would cause its ownership of the Company’s Common Stock to exceed 4.99%. This limitation may be increased to 9.99% upon 61 days’ written notice but may not be waived entirely. As a result, the conversion and exercise rights of each of Verdun, Midtown, and Vellar are limited at any given time to the extent that doing so would exceed the 4.99% beneficial ownership threshold.